United States

Securities and Exchange Commission

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15[d] of the Securities Exchange Act of 1934

December 8, 2015
Date of Report

GO EZ CORPORATION, INC.
(Exact name of Registrant as specified in its Charter)

Delaware	000-53116	47-2488761
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6782 Collins Avenue , Miami Beach , FL 33141

(Address of Principal Executive Offices)

(650) 283-2907

(Registrant's Telephone Number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see general instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14-a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

NAME REFERENCES

In this Current Report, references to "GEZC," the "Company," "we," "our," "us" and words of similar import refer to Go Ez Corporation, the Registrant, which is a Delaware corporation, and where applicable, FTA (as defined below).

Item 5.02 Departure of Directors or Certain Officers: Election of Directors: Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 7, 2015, Fang Ren was appointed as a director to GO EZ Corp's. Board of Directors. Abraham Cinta remains as the company's other director and also serves as President and Chief Executive Officer.

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SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

GO EZ CORPORATION, INC.

Date: December 8, 2015	By:	/s/ Abraham Cinta
Abraham Cinta
President, Chief Executive Officer, CFO and Director